                                                                    EXHIBIT 10.3
                                  AMENDMENT TWO

                                       TO

                        COUNTRYWIDE FINANCIAL CORPORATION

                        CHANGE IN CONTROL SEVERANCE PLAN

                  (AS AMENDED AND RESTATED SEPTEMBER 11, 2000)



         WHEREAS, Countrywide Financial Corporation (the "Company") desires to amend the Countrywide Financial Corporation Change in Control Severance Plan (as amended and restated September 11, 2000) (the "Plan") to provide for a separate benefit for Senior Managing Directors of the Company.

         NOW THEREFORE, APPENDIX A of the Plan is hereby deleted in its entirety and a new APPENDIX A is inserted in its place.

         IN WITNESS WHEREOF, the Company has caused this Amendment Two to be executed this 23rd day of February, 2005.

Countrywide Financial Corporation



By:
   -----------------------------------
         Marshall Gates
         Senior Managing Director,
         Chief Administrative Officer


Attest:
       -------------------------------
         Gerard A. Healy
         Assistant Secretary

                                   APPENDIX A

Eligible Employee
 Classifications           Members
-----------------          -------
         A                 Senior Managing Directors

         B                 Managing Directors

         C                 Executive Vice Presidents, Senior Vice Presidents,
                           Presidents

         D                 First Vice Presidents, Vice Presidents, Regional Vice
                           Presidents

         E                 Branch Managers and all other Exempt Employees

         F                 All Non-Exempt Employees


Salary Separation Payment

The Salary Separation Payment to which a Participant is entitled shall be based on the Participant's employee classification as of the date immediately preceding the date of the Participant's Qualifying Termination or, if greater, as of the date on which the Change in Control occurs, and shall equal the amount described in the table below; provided, however, that the Salary Separation Payment for each Participant shall not exceed twenty-four months Base Pay plus Bonus for Employee Classification C and twelve (12) months Base Pay plus Bonus for Employee Classification D, E and F. The Salary Separation Payment (without regard to any payments described in Section 7.2) for Employee Classification B shall not exceed the sum of (I) thirty (30) months Base Pay and (II) 200% Bonus.


           Employee
        Classification                 Salary Separation Payment
        --------------                 -------------------------
               A             Three (3) years Base Pay (as defined in Section
                             6.1(a)) plus 300% Bonus (as defined in Section
                             6.1(a))

               B             Two (2) years Base Pay (as defined in Section
                             6.1(a)) plus 200% Bonus (as defined in Section
                             6.1(a)) plus two (2) weeks Base Pay for each full year of service from first hire date.

               C One (1) year Base Pay plus 100% Bonus plus two (2) weeks Base Pay for each full year of service from first hire date.

               D Six (6) months Base Pay plus 75% Bonus plus one and one-half (1.5) weeks Base Pay for each full year of service from first hire date.

               E             Four (4) months Base Pay plus 33% Bonus plus one
                             (1) week Base Pay for each full year of service from first hire date.

               F Two (2) months Base Pay plus 15% Bonus plus one (1) week Base Pay for each full year of service from first hire date.